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                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                  -----------------------------

                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):
                        September 17, 1999



                       CONNING CORPORATION
      (Exact name of registrant as specified in its charter)

                             Missouri
          (State or other jurisdiction of incorporation)


         0-23183                           43-1719355
         -------                           ----------
(Commission File Number)      (I.R.S. Employer Identification No.)



           700 Market Street, St. Louis, Missouri 63101
           --------------------------------------------
       (Address of principal executive offices) (zip code)


                          (314) 444-0498
       (Registrant's telephone number, including area code)







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ITEM 1.   CHANGES IN CONTROL

     A description of the arrangement that may result in a change in control of GenAmerica Corporation ("GenAmerica") is set forth in Item 3 below, which is incorporated herein by reference.


ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

     Item 3(a) of Form 8-K requires a registrant to disclose, among other things, any proceeding under state law in which a court or governmental agency has assumed jurisdiction over the business of the registrant's parent by leaving the existing directors and officers in possession but subject to the supervision and orders of the court or governmental agency. General American Mutual Holding Company ("GAMHC") is the beneficial owner of approximately 61% of the shares of outstanding common stock of Conning Corporation (the "Company"). GAMHC is a Missouri mutual insurance holding company and is the parent of GenAmerica. GenAmerica is the parent of General American Life Insurance Company ("General American Life"), a Missouri life insurance company, and a major client of the Company.

     As previously reported by the Company in its Current Report on Form
8-K dated August 18, 1999 (filed August 18, 1999) (File No. 0-23183) which is incorporated herein by reference, on August 10, 1999, General American Life became subject to an order of administrative supervision ("Order of Supervision") from the Missouri Department of Insurance (the "Department"), which remains in effect. As previously reported by the Company in its Current Report on Form 8-K dated September 10, 1999 (filed September 10, 1999) (File No. 0-23183), which is incorporated herein by reference, on August 26, 1999, GenAmerica announced that GAMHC had entered into a Stock Purchase Agreement with Metropolitan Life Insurance Company ("MetLife"), whereby MetLife will acquire GenAmerica, including GenAmerica's beneficial ownership of a majority of the outstanding common stock of the Company.

     On September 17, 1999, the Circuit Court of Cole County, Missouri
(the "Court"), entered an order (the "Order of Rehabilitation") placing GAMHC into rehabilitation and approving notice of a hearing to approve a Plan of Reorganization ("Plan"). The primary purpose of the rehabilitation proceeding is to facilitate the sale of GenAmerica stock to MetLife in accordance with the terms of the Stock Purchase Agreement referenced above. The Plan provides, among other things, for a hearing to be held by the Court on November 10-12, 1999. The purpose of the hearing is for the Court to decide whether to approve, disapprove, or modify the Plan. The Order of Rehabilitation also appoints the Director of the Department as rehabilitator of GAMHC.

     Conning Corporation is not supervised or regulated by the Department and is not subject to the Order of Supervision or the Order of Rehabilitation.

ITEM 5.   OTHER EVENTS.

          On September 22, 1999, Leonard M. Rubenstein retired from active service with the Company and was succeeded by Arthur C. (Duke) Reeds, III, who was elected chairman of the board, president, and chief executive officer. A copy of the press release relating to Reeds' election is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c) The following exhibits are filed as part of this report on Form 8-K.

               Exhibit 99.1  Press Release issued by the Company on
               ------------
September 22, 1999, relating to the election of Arthur C. (Duke) Reeds, III, as chairman, president, and chief executive officer.


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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  September 30, 1999                 CONNING CORPORATION

                                  By: /s/ Fred M. Schpero
                                  Name:   Fred M. Schpero
                                  Title:  Senior Vice President
                                          and Chief Financial Officer